As filed with the Securities and Exchange Commission on September 26, 2018
Securities Act Registration No. 333-133691
Investment Company Act Registration No. 811-21897

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	54	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	57	[X]

MANAGER DIRECTED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3101

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copies to:
Ellen Drought, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on September 28, 2018 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	On (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 54 to the Registration Statement of Manager Directed Portfolios is being filed for the purpose of responding to Staff comments regarding the registration of the Argent Small Cap Fund as a new series of the Trust, to make other non-material revisions as permitted by Rule 485(b), and to file exhibits to the registration statement.

Argent Small Cap Fund
Institutional Shares
(Trading Symbol:  ACMSX)
Retail Shares
(not currently offered)

Prospectus

September 28, 2018

Telephone: 888-898-5288

www.argentcapitalfunds.com

The Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Argent Small Cap Fund
a series of Manager Directed Portfolios (the "Trust")

Table of Contents - Prospectus

Summary Section

Investment Objective
The Argent Small Cap Fund (the "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Retail Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Shareholder Servicing Fee	None	0.10%
Other Expenses(1)	0.18%	0.18%
Total Annual Fund Operating Expenses	0.83%	1.18%
(1)	As the Fund is new, these expenses are based on estimated amounts for the Fund's current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years
Institutional Shares	$85	$265
Retail Shares	$120	$375

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. For the fiscal year ended December 31, 2017, the portfolio turnover rate for the Predecessor Fund (defined under "Performance," below) was 78.86%.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of common stocks of U.S. small-capitalization ("small-cap") companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies. The Fund considers small-cap companies to be those that, at the time of investment, are in the capitalization range of $50 million to the largest company in the Russell 2000® Index.

The Fund will generally hold 60 to 80 stocks identified by the Fund's investment advisor, Argent Capital Management LLC (the "Advisor") through its active, bottom-up fundamental investment research process, which employs quantitative screening to identify incremental changes in fundamentals and qualitative research and analysis, emphasizing valuation and anticipating change to identify overlooked and underappreciated stocks in the small-cap universe. The Fund will invest in companies that, in the Advisor's opinion, are undergoing positive fundamental change that is expected to result in superior returns over the long term and exhibit attractive reward opportunities when compared to the risk of investment. The Fund's investment strategy is a "core" approach. The Fund is comprised of "core growth" stocks, which are companies with earnings and sales growth that are above the average compared to the market, and that continue to reinvest in their business to seek further growth. The Fund also holds "core value" stocks, which are companies trading at significant discounts and are deemed to be undervalued by the market. The Fund incorporates a broad spectrum of investment opportunities in the small capitalization universe. The Advisor will sell an investment when the stock reaches the target value determined by the Advisor, if fundamentals supporting the stock's value deteriorate, or when a better investment opportunity becomes available.

Table of Contents - Prospectus
1

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•	Management Risk. The Advisor's investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	New Fund Risk. As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.
•	General Market Risk. The value of the Fund's shares will fluctuate based on the performance of the Fund's investments and other factors affecting the securities markets generally.
•	Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Small-Cap Company Risk. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of these companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies, or the stock market in general. Because of these movements, and because small-cap companies tend to be bought and sold less often and smaller amounts, they are generally less liquid than the equity securities of larger companies.

•
Growth-Style Investing Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. Growth prices tend to fluctuate more dramatically than the overall stock market, and may not achieve the earnings growth expected.

•
Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks.  Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

•
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value ("NAV"), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
On or about September 28, 2018, the Argent Small Cap Core Fund, a private fund managed by the Advisor (the "Predecessor Fund"), converted into the Institutional Shares class of the Fund by contributing all of its assets to the Fund in exchange for Institutional Shares of the Fund. The Predecessor Fund was formed on July 15, 2008 to serve as a pooled investment vehicle for accredited investors, and since inception on July 25, 2008, the Predecessor Fund has maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund. From the date of inception through the time of the conversion, the Predecessor Fund was managed by the Advisor and by the same portfolio managers as the Fund. The Fund's performance set forth below is that of the Predecessor Fund and includes the expenses of the Predecessor Fund. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses paid by the Predecessor Fund, without provision for state or local taxes. If the Predecessor Fund's performance was adjusted to reflect the projected first year expenses of the Institutional Shares of the Fund, the performance for all periods would have been higher than that stated.

Table of Contents - Prospectus
2

The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), which, if applicable, may have adversely affected its performance. On a going forward basis, the Fund's performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Fund. Please refer to the Financial Statements section of the Fund's Statement of Additional Information ("SAI") to review additional information regarding the Predecessor Fund.

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from calendar year to calendar year and by showing how the Predecessor Fund's average annual returns for one year, five years and since inception compared with those of the Russell 2000® Index, which is a broad measure of small-cap common stock performance. The performance shown is that of the Predecessor Fund. The Predecessor Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund's website at www.argentcapitalfunds.com.

Calendar Year Returns as of December 31
(returns shown are those of the Predecessor Fund)

During the period of time shown in the bar chart, the highest return for a calendar quarter was 24.11% for the quarter ended 06/30/2009, and the lowest return for a calendar quarter was
-25.21% for the quarter ended 9/30/2011.

Table of Contents - Prospectus
3

Average Annual Total Returns

(For the periods ended December 31, 2017)
	1 Year	5 Years	Since Inception (07/25/2008)
Argent Small Cap Fund (returns shown are those of the Predecessor Fund)	16.89%	13.06%	9.55%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	14.65%	14.12%	10.05%

Management

Investment Advisor: Argent Capital Management LLC

Portfolio Managers:

John F. Meara, CFA, President and Chief Investment Officer, Portfolio Manager
Managed the Predecessor Fund since July 2008, and the Fund since October 2018.

Eduardo Vigil, CFP, AAMS, Portfolio Manager
Managed the Predecessor Fund since July 2008, and the Fund since October 2018.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to: Argent Small Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 888-898-5288, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Shares	Retail Shares
Minimum Initial Investment – All Accounts	$250,000	$10,000
Minimum Subsequent Investment – All Accounts	None	None

Tax Information
The Fund's distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary's website for more information.

Table of Contents - Prospectus
4

Investment Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective
The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed without the approval of the Fund's shareholders.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of common stocks of U.S. small-cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies. The Fund will not make any change in its investment policy of investing at least 80% of its net assets in investments suggested by the Fund's name without first changing the Fund's name and providing shareholders with at least 60 days' prior written notice. The Fund considers small-cap companies to be those that, at the time of investment, are in the capitalization range of $50 million to the largest company in the Russell 2000® Index. The Russell 2000® Index is reconstituted on an annual basis.

The Fund will generally hold 60 to 80 stocks identified through the Advisor's active, bottom-up fundamental investment research process, which employs quantitative screening to identify incremental changes in fundamentals and qualitative research and analysis, emphasizing valuation and anticipating change to identify overlooked and underappreciated stocks in the small-cap universe. The Advisor seeks to uncover improving fundamentals not widely recognized by the investment community-at-large, especially as a result of dislocations in research and trading activity in the general market.

The Advisor selects stocks for the Fund that demonstrate characteristics consistent with the Advisor's proprietary Change-Based InvestingSM approach, which employs four aspects to screen investments: identify change, quantify change, evaluate change and verify change. The Change-Based InvestingSM approach seeks to identify companies undergoing positive fundamental change or a catalyst at the industry or company level, and evaluates whether such change is expected to accelerate growth in the company's sales, margins or returns. The Advisor then evaluates the change by considering the upside potential of the stock compared to the downside risk. Finally, the Advisor verifies the validity of the anticipated change with company or industry experts. When all four aspects of change are demonstrated, the Advisor believes a company has strong potential to generate superior returns over the long term.

The Advisor employs a "core" strategy for the Fund. The Fund is comprised of "core growth" stocks, which are companies with earnings and sales growth that are above the average compared to the market, and that continue to reinvest in their business to seek further growth. The Fund also holds "core value" stocks, which are companies trading at significant discounts and are deemed to be undervalued by the market. The Fund incorporates a broad spectrum of investment opportunities in the small capitalization universe.

The Advisor's sell discipline is guided by the same process used to originally screen the investment universe. The Advisor will sell an investment when the stock reaches the target value determined by the Advisor, if fundamentals supporting the stock's value deteriorate, or when a better investment opportunity becomes available. Sales can be process, event or valuation driven.

Temporary Defensive Positions. In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, such as investing some or all of the Fund's assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in adverse market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Table of Contents - Prospectus
5

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Advisor's management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor's research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund's liquidation may not be favorable.

Common Stock Risk. As with all equity securities, common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and investor perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets experienced significant volatility in recent years. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in the Fund may be increased.

Small-Cap Company Risk. Investing in small-cap companies may involve greater risk than investing in larger companies. Small-cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large-cap companies. Therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Advisor wants to sell a large quantity of a small-cap company's stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Growth-Style Investing Risk.  Stocks of companies the Advisor believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If the Advisor's assessment of a company's prospects for earnings growth, or how other investors will value the company's earnings growth, is incorrect, the price of the stock may fall or may never reach the value the Advisor has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.

Table of Contents - Prospectus
6

Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the Advisor's belief that the stock may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn.  Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. The market may not agree with the Advisor's assessment of a stock's intrinsic value, and value stocks may fall out of favor with investors for extended periods of time.

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Portfolio Holdings Information
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the SAI. Disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 888-898-5288, or by visiting the Fund's website at www.argentcapitalfunds.com. The Form N-Q is available on the SEC's website at www.sec.gov.

Management of the Fund

Investment Advisor
Argent Capital Management LLC, located at 100 South Brentwood Boulevard, Suite 110, Clayton, Missouri 63105 serves as the investment advisor to the Fund. The Advisor is a SEC-registered investment advisory firm formed in 1998, and provides investment management services to institutions, investment advisors and high net worth individuals. Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund (the "Advisory Agreement"), and subject to general oversight by the Board of Trustees, the Advisor manages and supervises the investment operations and business affairs of the Fund. The Advisor also furnishes the Fund with office space and certain administrative services and provides personnel needed to fulfill its obligations under the Advisory Agreement. For its services to the Fund, the Advisor is entitled to an annual management fee of 0.65% of the Fund's average daily net assets.
Table of Contents - Prospectus
7

Fund Expenses. The Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Fund's operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, "Excludable Expenses")) does not exceed 0.85% of the Fund's average annual net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed 0.85%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, provided that the reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; and (2) any expense limitation in place at the time of the recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement is in effect through at least September 28, 2021, and may be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the Board of Trustees' approval of the Advisory Agreement will be available in the Fund's next annual report to shareholders for the period ending December 31, 2018.

The Fund, a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.

Portfolio Managers
The following portfolio managers are jointly and primarily responsible for day‑to‑day portfolio management of the Fund using the investment strategies and policies described in this prospectus.

John F. Meara, CFA. Mr. Meara is President and Chief Investment Officer of the Advisor, having co-founded the firm in 1998. Mr. Meara, a Chartered Financial Analyst, has 29 years of industry experience. Immediately prior to co-founding the Advisor, he worked as a portfolio manager with Commerce Bank. His background also includes serving as a senior analyst at American Express Financial Advisors and as an equity analyst for Waddell & Reed. Mr. Meara earned his B.S. in Finance from the University of Missouri–Columbia. Active in the community, Mr. Meara serves as a member for several corporate and non-profit boards including the St. Louis Zoo, Boys and Girls Clubs of Greater St. Louis and the SSM Health Foundation. He serves as Chairman of the Leadership Committee for The Mission Continues and is also member of the Young Presidents Organization. Mr. Meara is on the Investment Committee for Ronald McDonald House, where he is a previous board member. Professional affiliations include the CFA Institute and St. Louis Financial Analysts Society.

Eduardo Vigil, CFP, AAMS. Mr. Vigil serves as a Portfolio Manager with the Advisor, and has been with the Advisor's small cap strategy since its inception in 2008. Mr. Vigil also performs primary market research, focusing his analysis across the universe of small capitalization stocks. Mr. Vigil has 20 years of experience in the industry. Prior to joining the Advisor in 2008, Mr. Vigil was with Charles Schwab & Co. and American Express Financial Advisors. Mr. Vigil received his B.S. in Business Administration from the University of Missouri – St. Louis. Mr. Vigil is fluent in Spanish.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of the Fund's securities.
Table of Contents - Prospectus
8

Shareholder Information

Pricing of Shares
The price of the Fund's shares is based on its NAV. The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern Time) on each day that the Exchange is open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or U.S. Bancorp Fund Services LLC, the Fund's transfer agent (the "Transfer Agent"). Requests for purchases or redemptions received after 4:00 p.m., Eastern Time, on a Business Day will be effected at the NAV next calculated. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. ("NASDAQ"), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.

If there is no reported sale on the applicable exchange, securities are valued at the mean between the most recent quoted bid and asked prices.  In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.

When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Description of Share Classes
The Fund offers Institutional Shares and Retail Shares in this prospectus. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs and distribution channels. Retail Shares pay ongoing Rule 12b-1 distribution and shareholder servicing fees, and therefore have higher annual expenses than Institutional Shares. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Institutional Shares. Institutional Shares pay lower annual expenses than the Fund's Retail Shares. Institutional Shares are offered without sales charges, and are not subject to Rule 12b‑1 distribution or shareholder servicing fees. Institutional Shares are available to any investor provided the investor meets the minimum investment requirements set forth under "Purchase of Shares," below.

Retail Shares. Retail Shares are sold without sales charges, and are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Retail Shares, computed on an annual basis, and a shareholder servicing fee of 0.10% of the average daily net assets of the Fund attributable to Retail Shares, computed on an annual basis. Retails Shares are not currently offered for sale.
Table of Contents - Prospectus
9

Purchase of Shares
The Fund's shares are offered on a continuous basis and are sold without any sales charges. You may purchase shares as specified below. Minimum amounts for investment in the Fund are shown below. The Fund reserves the right to change the criteria for eligible investors and investment minimums, and the investment minimums may be waived at the discretion of the Advisor.

Share Purchase Amounts	Institutional Shares	Retail Shares
Minimum Initial Investment – All Accounts	$250,000	$10,000
Minimum Subsequent Investment – All Accounts	None	None

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

By Mail: You may purchase shares by sending a check in U.S. Dollars drawn on a U.S. bank payable to the Fund, indicating the name of the Fund, the share class name, and the dollar amount to be purchased, along with a completed account application if you are making your first investment in the Fund. If a subsequent investment is being made, the check should also indicate your Fund account number. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. Send the check and account application by regular mail to:

Regular mail:
Argent Small Cap Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
Argent Small Cap Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent's offices.

By Wire: If you are making your first investment in the Fund by wire, before you wire funds the Transfer Agent must have a completed account application. You may mail your account application to the Transfer Agent at the addresses provided under "By Mail," above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
Table of Contents - Prospectus
10

Wire to:                                    U.S. Bank, N.A.
ABA Number:                         075000022
Credit:                                      U.S. Bancorp Fund Services, LLC
Account:                                 112-952-137
Further Credit:                        Argent Small Cap Fund
 (Shareholder Name/Account Registration)
 (Shareholder Account Number)

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone: Investors may purchase additional shares of the Fund by calling, toll-free, 888-898-5288. If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders in any amount will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m., Eastern Time, your shares will be purchased at the NAV calculated on the day your order is placed.

Purchase orders by telephone must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan: Once your account has been opened you may make additional purchases of Institutional Shares or Retail Shares at regular intervals through the Automatic Investment Plan ("AIP"). The AIP provides a convenient method to have monies deducted from your financial institution account for investment into the Fund on a monthly basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network. To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at 888-898-5288 for instructions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least 5 days prior to effective date.

Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent in good order before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. "Good order" means that the purchase request is complete and includes all required information (i.e., the purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or Invest by Mail form; and a check payable to the Fund).

The Transfer Agent will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check or other method of payment that is returned. The Fund reserves the right to reject any account application. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Redemption of Shares
You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or financial intermediary has received your redemption request. The Fund's name, the share class name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire (for amounts of $1,000 or more) or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax. If you purchased your shares through a financial intermediary (as discussed under "Purchasing and Redeeming Shares Through a Financial Intermediary," below) you should contact the financial intermediary for information relating to redemptions.

Table of Contents - Prospectus
11

"Good order" means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. If the Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Fund. The Fund reserves the right to redeem in-kind as described under "In-Kind Redemptions," below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right to not make the redemption proceeds available until it has reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 10 calendar days).

By Mail: If you redeem your shares by mail, you must submit written instructions which indicate the Fund name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:

Regular mail:
Argent Small Cap Fund
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
Argent Small Cap Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent's offices.

By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.

By Telephone: If you prefer to redeem your shares by telephone, you must accept telephone options on your account application. You may then initiate a redemption of shares up to the amount of $50,000 by calling the Transfer Agent at 888-898-5288. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source. Redemption requests must be received by or before the close of regular trading on the Exchange on any Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the Exchange (generally, 4:00 pm, Eastern Time). Shares held in IRA and other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.
Table of Contents - Prospectus
12

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan: You may redeem your Retail Shares of the Fund through the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of Retail Shares in your account, on a monthly basis. In order to participate in the SWP, your account balance must be at least $5,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network directly to your bank account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least 5 days prior to the next withdrawal. The SWP is not available for Institutional Shares.

A withdrawal under the SWP involves redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your Fund account, which includes any dividends credited to your account, the account will ultimately be depleted.

In-Kind Redemptions: The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund's portfolio (a "redemption-in-kind"), and may be made in the form of pro-rata slices of the Fund's portfolio, individual securities or a representative basket of securities. Redemptions in kind are taxable in the same manner as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.

Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days;
•	For all redemptions in excess of $50,000 from any shareholder account.

Table of Contents - Prospectus
13

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

Purchasing and Redeeming Shares Through a Financial Intermediary
You may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. Financial intermediaries may be authorized by the Quasar Distributors, LLC, the Fund's distributor (the "Distributor") to designate other financial intermediaries to accept orders on the Fund's behalf. An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary's authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary's name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.

The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. The Advisor and/or its affiliates may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.

Exchanging Between Share Classes
You may exchange shares of one share class of the Fund for a different share class of the Fund if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are exchanging into. Share class exchanges are based on the relevant NAVs of the applicable share classes at the time of the conversion, and no charge is imposed. An exchange from one class to another within the Fund will not be a taxable transaction.

To obtain more information about share class exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this prospectus, or may not permit share class exchanges. The Fund reserves the right to modify or eliminate the share class exchange feature.

Frequent Purchases and Redemptions
The Fund is intended to be long-term investment vehicles and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all of the Fund's shareholders. In particular, frequent trading can: (i) force the Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-cap stocks, for example) or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund's NAV for long-term shareholders.
Table of Contents - Prospectus
14

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund's policy is intended to discourage excessive trading in the Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive. In applying these policies, the Fund considers the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity. The Fund will seek to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The Fund's policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Fund's ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Fund's policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.

Other Fund Policies

Small Accounts: If the value of your account falls below the investment minimum, the Fund may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

Table of Contents - Prospectus
15

Customer Identification Program: In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. For an account opened in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), the identity of the beneficial owner(s) of the entity and controlling person(s) must be supplied. Permanent addresses containing only a P.O. Box will not be accepted. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor's account until the investor's identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified.

Householding: In an effort to be environmentally sensitive and to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts please call, toll-free, 888-898-5288 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders: It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder's account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. The shareholder's last known address of record determines which state has jurisdiction.

Distribution of Fund Shares

The Distributor
The Trust has entered into a Distribution Agreement with Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund's principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor and the Fund's administrator and custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing (Rule 12b-1) Plan – Retail Shares (not currently offered)
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") on behalf of its Retail Shares. Under the Rule 12b-1 Plan, Retail Shares pay the Distributor or other authorized recipients a Rule 12b-1 fee at an annual rate of 0.25% of their average daily NAV. The Distributor uses this Rule 12b‑1 fee primarily to finance activities that promote the sale of Retail Shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment in Retail Shares and may cost you more than paying other types of sales charges. The Distributor or the Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Retail Shares. Financial institutions will receive Rule 12b-1 fees from the Distributor based upon Retail Shares owned by their clients or customers. Institutional Shares of the Fund are not subject to the Rule 12b-1 Plan, and do not pay Rule 12b-1 fees.
Table of Contents - Prospectus
16

Shareholder Servicing Plan
The Fund has implemented a Shareholder Servicing Plan (the "Shareholder Servicing Plan") on behalf of its Retail Shares that allows the Fund to make payments to financial intermediaries and other service providers for Retail shareholders in return for shareholder servicing and maintenance of Retail shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund's average daily net assets for Retail Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Retail Shares.

Payments to Financial Intermediaries
The Advisor, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Rule 12b-1 Plan. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder's fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at such Fund's then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund's investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your tax advisor before investing.
Table of Contents - Prospectus
17

Distributions of the Fund's investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund's shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Fund's distributions of investment company taxable income are attributable to and reported as "qualified dividend" income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund's distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund's distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder's capital losses from other investments.

Distributions of the Fund's net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income ("NII") tax. The NII tax is imposed on the lesser of: (i) the taxpayer's investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer's modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund's distributions are includable in a shareholder's investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder's investment income for purposes of this NII tax.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange or redeem those shares. The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Table of Contents - Prospectus
18

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

Table of Contents - Prospectus
19

PRIVACY NOTICE

Notice of Privacy Policy & Practices

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you. We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non‑public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 888-898-5288.

Table of Contents - Prospectus

Investment Advisor
Argent Capital Management LLC
100 South Brentwood Boulevard, Suite 110
Clayton, Missouri 63105

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Compliance Services
Vigilant Compliance, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, Pennsylvania 19317

Table of Contents - Prospectus

Argent Small Cap Fund
a series of Manager Directed Portfolios

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund's annual and semi-annual reports will provide the most recent financial reports and portfolio listings. The annual reports will contain a discussion of the market conditions and investment strategies that affected the Fund's performance during the Fund's prior fiscal year.

You can obtain a free copy of these documents (when they become available), request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 888-898-5288, by visiting the Fund's website at www.argentcapitalfunds.com or by writing to:

Argent Small Cap Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund's reports and SAI, at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC's EDGAR database on the SEC's Internet website at http://www.sec.gov;
•	for a duplicating fee, by writing to the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust's SEC Investment Company Act of 1940 file number is 811‑21897)

Table of Contents - Prospectus

MANAGER DIRECTED PORTFOLIOS

Argent Small Cap Fund
Institutional Shares
(Trading Symbol: ACMSX)
Retail Shares
(not currently offered)

STATEMENT OF ADDITIONAL INFORMATION
September 28, 2018

This Statement of Additional Information (“SAI”) provides general information about the Argent Small Cap Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated September 28, 2018 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus and/or the annual and semi-annual shareholder reports when they become available, free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.argentcapitalfunds.com.

Argent Small Cap Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone: 888-898-5288

Table of Contents - Statement of Additional Information

GENERAL INFORMATION

The Fund is a mutual fund that is a separate series of Manager Directed Portfolios (the “Trust”). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified series of the Trust. The Fund is the successor to the Argent Small Cap Core Fund, LLC (the “Predecessor Fund”) managed by Argent Capital Management LLC, the Fund’s investment advisor (the “Advisor”), pursuant to a conversion effective on or about September 28, 2018. The Trust was organized as a Delaware statutory trust on April 4, 2006. Effective July 1, 2016, the Trust changed its name from The Roxbury Funds to Manager Directed Portfolios. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to establish series of shares, each of which constitutes a series separate and distinct from the shares of the other series. As of the date of this SAI, the Trust offers seven other series in separate prospectuses and SAIs. The Fund currently offers Institutional Shares. This SAI also contains information about Retail Shares of the Fund, which are currently not offered.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Prospectus.

Investment Objective
The Fund seeks long term capital appreciation.

Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the voting securities of any one such issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified Fund under applicable federal laws.

General Market Risks
U.S. and international markets have experienced significant volatility in recent years. The securities markets may experience reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.

Investment Strategies and Related Risks

Equity Securities. The Fund invests in equity securities as a principal strategy. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Table of Contents - Statement of Additional Information
1

Common Stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Small-Capitalization Companies. Small-capitalization companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, small-capitalization company performance can be more volatile and such companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Investments and Currencies. As a non-principal investment strategy, the Fund may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Table of Contents - Statement of Additional Information
2

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Advisor may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time, depending on the Advisor’s assessment of prevailing market, economic and other conditions.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Table of Contents - Statement of Additional Information
3

Securities Lending. As a non-principal strategy, the Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities. Such payments of accrued income will not constitute qualified dividend income and will be taxable as ordinary income. For loaned securities, the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Borrowing. The Fund may borrow to increase its portfolio holdings of securities. The Fund will limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions or reverse repurchase agreements. This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Table of Contents - Statement of Additional Information
4

Illiquid Securities. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. On or about June 1, 2019, in connection with the implementation of the SEC’s new liquidity risk management rule, the term “illiquid security” will be defined as a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Advisor makes the day to day determinations of liquidity, pursuant to guidelines approved by the Board, which are subject to change in connection with the implementation of the Fund’s liquidity risk management program on or about June 1, 2019. The Advisor will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. Illiquid securities generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Temporary, Cash and Similar Investments. The Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective. In addition, the Fund may invest in any of the following securities and instruments as a non-principal investment strategy:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Table of Contents - Statement of Additional Information
5

Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Advisor to be of comparable quality.

DISCLOSURE OF FUND HOLDINGS

The Fund has policies and procedures in place regarding the disclosure of Fund portfolio holdings designed to allow disclosure of Fund holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.

The Fund provides Fund holdings information as required in regulatory filings and shareholder reports, discloses Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities. Regulatory filings with Fund holdings information are made approximately 60 days after the end of each fiscal quarter.

The Fund may, but is not required to, disclose some of the Fund’s portfolio holdings information on the Fund’s website, the Advisor’s website, at a shareholder meeting, in Advisor newsletters, or in other communications made available to all shareholders. Such portfolio holdings disclosures may include the Fund’s complete portfolio holdings, the number of securities each Fund holds, a summary schedule of investments, each Fund’s top ten holdings, or a percentage breakdown of each Fund’s investments by country, sector and industry, or particular holdings. The Advisor may not selectively disclose such information unless all of the information is disclosed by one of the above methods to all shareholders.

The Fund may disclose information relating to the Fund’s portfolio holdings to:

•	certain “independent reporting agencies” recognized by the SEC to be acceptable agencies for the reporting of industry statistical information;
•	financial consultants to assist them in determining the suitability of the Fund as an investment for their clients; and
•
service providers who require access to the information: (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; or (iv) for the purpose of due diligence regarding a merger or acquisition.

Table of Contents - Statement of Additional Information
6

The Fund may also disclose such information in accordance with ongoing arrangements with certain third parties. Each of the following third parties have been approved to receive Fund holdings information: (i) U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, transfer agent and fund accounting agent; (ii) the Fund’s independent public accounting firm; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) U.S. Bank N.A., the Fund’s custodian in connection with its custody of the Fund’s assets; (v) Godfrey & Kahn, S.C., Trust counsel; (vi) proxy voting services retained by the Fund or the Advisor; and (vii) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor’s. Information may be provided to these parties at any time on conditions of confidentiality. “Conditions of Confidentiality” include confidentiality items included in written agreements, implied by the nature of the relationship or required by fiduciary or regulatory principles. The Advisor and other Fund service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Except for the foregoing, the Trust has no ongoing arrangements to provide portfolio holdings information. In addition, disclosures related to the Fund’s portfolio holdings may be made by the Advisor’s trading desk to broker-dealers in connection with the purchase or sale of securities on behalf of the Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Advisor or principal underwriter, or any affiliated person of the Fund, the Advisor, or principal underwriter, on the other, the Trust’s Chief Compliance Officer must approve a non-public disclosure of Fund holdings, other than the ongoing arrangements described above, which have been approved by the Board. The Trust’s Chief Compliance Officer must report all such arrangements to disclose Fund holdings information to the Board on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders. Before any non-public disclosure of information about the Fund’s holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree, or provide proof of an existing duty, to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Fund may also disclose portfolio holdings information in such other limited circumstances as the Board or a committee thereof deems appropriate, subject to a confidentiality agreement and trading restrictions. Under no circumstances may the Trust or  the Advisor or their affiliates receive any consideration or compensation for disclosing Fund holdings information.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund is present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.

As a matter of fundamental policy, the Fund will not:

1.
purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that:  (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.
invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

Table of Contents - Statement of Additional Information
7

3.
borrow money, provided that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of the Fund’s total assets;

4.
make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.
purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.
purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the Fund recognizes that the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (2).

With regard to the restriction set forth in item (8) above, the 1940 Act permits a fund to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a fund segregates or earmarks assets on the fund’s records or otherwise covers its obligations to limit the fund’s risk of loss, such as through offsetting positions.

MANAGEMENT OF THE FUND

Trustees and Officers
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Table of Contents - Statement of Additional Information
8

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Fund in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEE
James R. Schoenike(2) (Born 1959)	Trustee and Chairman since July 2016	President and CEO, Board of Managers, Quasar Distributors, LLC, since 2000.	8	None
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Senior Portfolio Manager, Affinity Investment Advisors, LLC, since 2017; Managing Director of Kohala Capital Partners LLC, (2011 – 2016).	8	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC, since 2013.	8	Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry) (2015-2016); Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, since 2017.
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; General Counsel, Motley Fool Asset Management, LLC, since 2008; Manager, Motley Fool Wealth Management, LLC, since 2013; Adjunct Professor, Washington College of Law, American University, since 2006.	8	None

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of his position as President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Table of Contents - Statement of Additional Information
9

As of the date of this SAI, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name (Year of Birth) and Address	Position(s) Held with Trust and Length of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS
Douglas J. Neilson(1) (Born 1975)	President and Principal Executive Officer, since July 1, 2016	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC, since 2001
Matthew J. McVoy(1) (Born 1980)	Treasurer and Principal Financial Officer, since July 1, 2016	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC, since 2005
Nathan R. Bentley, CPA(1) (Born 1983)	Assistant Treasurer, since July 1, 2016	Officer, Compliance and Administration, U.S. Bancorp Fund Services, LLC, since 2012
Gerard Scarpati(2) (Born 1955)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since July 1, 2016	Compliance Director, Vigilant, since 2010
Rachel A. Spearo(1) (Born 1979)	Secretary, since October 31, 2016	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC, since 2004

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

Leadership Structure and Responsibilities of the Board and the Committee
The Board has selected James R. Schoenike, an Interested Trustee, to act as Chairman. Mr. Schoenike’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Schoenike will consult with the Independent Trustees and the Trust’s Officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time. The Board has selected Scott Craven Jones to serve as Lead Independent Trustee. Mr. Jones’s duties include acting as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helping to set Board meeting agendas and serving as chair during executive sessions of the Independent Trustees.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established one standing committee - the Audit Committee. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. For more information on the Committee, see the section “Audit Committee,” below.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Table of Contents - Statement of Additional Information
10

Audit Committee
The Audit Committee is comprised of all of the Independent Trustees. Mr. Lyman serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. Mr. Lyman and Mr. Jones serve as the Audit Committee’s “audit committee financial experts.” Because the Fund is new, the Audit Committee has not met with respect to the Fund as of the date of this SAI.

Trustee Experience, Qualifications, Attributes and/or Skills
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems.

Mr. Schoenike has been a trustee of the Trust since July 2016 and serves as the Chairman of the Board. Mr. Schoenike has been in the securities industry since 1981. He has been employed by various subsidiaries of U.S. Bancorp since 1990. In 2000, Mr. Schoenike was instrumental in establishing Quasar, a FINRA member broker-dealer dedicated to underwriting and distributing mutual funds, of which he now serves as President and Chief Executive Officer. Since 1992, Mr. Schoenike has participated in the FINRA securities arbitration program as an industry arbitrator. His FINRA registrations include a series 7, 63, 24 (General Securities Principal), 4 (Options Principal), and 53 (Municipal Securities Principal), and he is also registered as an Operations Principal.

Mr. Lyman has been a trustee of the Trust since April 2015, serves as Chairman of the Audit Committee and has been designated as an audit committee financial expert for the Trust. Mr. Lyman has over 15 years of experience in the investment management industry. He has served as Senior Portfolio Manager of Affinity Investment Advisors, LLC, an investment adviser, since 2017. Prior to that, he served as the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser, from 2011 to 2016. He also previously served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser. Mr. Lyman has an MBA and holds the Chartered Financial Analyst designation.

Mr. Jones has been a trustee of the Trust since July 2016, has served as Lead Independent Trustee since May 2017, serves on the Audit Committee, and has been designated as an audit committee financial expert for the Trust. Mr. Jones has over 25 years of experience in the asset management industry as an attorney and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. He also serves as a trustee of another registered investment company. Mr. Jones has served as a Managing Director of Carne Global Financial Services (US) LLC since 2013. Prior to that, he was an Advisor to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation.

Mr. Greenberg has been a trustee of the Trust since July 2016, and serves on the Audit Committee. Mr. Greenberg has over 20 years of experience in the securities industry. He has been Chief Legal Officer and Senior Vice President of The Motley Fool Holdings, Inc. since 1996. He has also served as General Counsel to Motley Fool Asset Management, LLC since 2008 and Manager of Motley Fool Wealth Management, LLC since 2013. Mr. Greenberg is a Director of The Motley Fool Holdings, Inc.’s wholly-owned subsidiaries in the United Kingdom, Australia, Canada, Hong Kong, Singapore, and Germany. He has a Master’s degree and a Juris Doctorate degree from Stanford University.

Table of Contents - Statement of Additional Information
11

Risk Oversight
The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee, and (2) indirect oversight through the investment advisers and other service providers, Trust Officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk. Day-to-day risk management with respect to the Fund is the responsibility of the investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the investment advisers and other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by the Board’s Audit Committee. The Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Security and Other Interests
As of the date of this SAI, no Trustees beneficially owned shares of the Fund. Furthermore, as of the date of this SAI, neither the Trustees who are not “interested persons” of the Fund, nor members of their immediate families, own securities beneficially or of record, in the Advisor, the Distributor, or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

Compensation
The Interested Trustee receives no compensation for his service as a Trustee. For their services as Trustees, the Independent Trustees receive from the Trust an annual retainer in the amount of $6,000; $2,000 for each Board and Audit Committee meeting attended in person; $2,000 for each special Board and Audit Committee meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Audit Committee Chair and Lead Independent Trustee each receive an additional $1,000 annual retainer.

Because the Fund has recently commenced operations, the following compensation figures represent estimates for the Fund’s fiscal year ending December 31, 2018.
Table of Contents - Statement of Additional Information
12

Independent Trustee	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust(4) Paid to Trustees:
Gaylord Lyman(2)(3)	$3,213	None	None	$23,000
Lawrence Greenberg(3)	$3,074	None	None	$22,000
Scott Craven Jones(3)(5)	$3,213	None	None	$23,000
(1)	Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)	Audit Committee chairman.
(3)	Audit Committee member.
(4)	There are currently seven other series of the Trust.
(5)	Lead Independent Trustee.

CODES OF ETHICS

In accordance with Rule 17j-1 under the 1940 Act, the Trust, the Advisor and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit, subject to certain conditions, personnel of the Trust, the Advisor and the Distributor to invest in securities that may be purchased or held by the Fund.

On an annual basis or whenever deemed necessary, the Board reviews reports regarding the Code of Ethics relative to the Trust, including information about any material violations of the Code of Ethics. Each Code of Ethics is publicly available as exhibits to the Fund’s registration statement filed with the SEC.

PROXY VOTING

The Board has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Advisor, subject to the Board’s continuing oversight in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) adopted by Advisor. Pursuant to the Voting Polices, the Advisor will vote all proxies as it judges in the best interests of the Fund and its shareholders. The Voting Policies are attached to this SAI as Appendix B.

Where a proxy proposal raises a material conflict of interest between the interests of the Advisor, or an affiliated person of the Advisor, and the interests of the Fund, the Advisor shall abstain from making a voting decision and will forward all necessary proxy voting materials to the Trust for the Board to make a voting decision. Only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Alternately, a material conflict of interest in a proxy proposal involving the Fund may be addressed by such other method set forth in the Voting Policies and approved by the Board.

The Fund’s proxy voting record for the twelve-month period ended June 30 of each year is available by August 31 of the same year (i) without charge, upon request, by calling 888-898-5288 and (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, there were no principal shareholders or control persons of the Fund. As of the date of this SAI, the Trustee and Officers did not beneficially own (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) any shares of the Fund.
Table of Contents - Statement of Additional Information
13

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor
The Advisor, located at 100 South Brentwood Boulevard, Suite 110, Clayton, Missouri 63105, is a Missouri limited liability company and registered as an investment adviser with the SEC. Steven L. Finerty and John F. Meara are considered to be control persons of the Advisor, each due to his ownership of more than 25% of the firm.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”), the Advisor manages the assets of the Fund. The Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of each Fund. The Advisory Agreement may be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor. The Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Under the terms of the Advisory Agreement, the Advisor agrees to: (a) direct the investments of the Fund, subject to and in accordance with each Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with each Fund’s objective and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Advisor performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Advisor agrees to maintain all books and records with respect to the Trust’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor. The Trust and/or the Advisor may at any time or times, upon approval by the Board and the shareholders of the Fund, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the Advisor delegates any or all of its duties as listed.

The Advisory Agreement provides that the Advisor shall not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, except to the extent of a loss resulting from willful misfeasance, bad faith, negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.

Pursuant to the Advisory Agreement, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.65% of the average daily net assets of the Fund. Pursuant to a contractual expense limitation agreement, the Advisor has agreed to waive a portion of its advisory fee and/or reimburse expenses to ensure the total amount of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) does not exceed 0.85% of the Fund’s average annual net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed 0.85%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, provided that the reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; and (2) any expense limitation in place at the time of the recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement is in effect through at least September 28, 2021, and may be terminated only by, or with the consent of, the Board of Trustees.

Table of Contents - Statement of Additional Information
14

SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”) acts as the Fund’s administrator pursuant to an administration agreement between U.S. Bancorp Fund Services and the Trust. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for its services, U.S. Bancorp Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on each Fund’s current average daily net assets. U.S. Bancorp Fund Services is also entitled to certain out-of-pocket expenses.

U.S. Bancorp Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

Independent Registered Public Accounting Firm
BBD, LLP serves as the independent registered public accounting firm to the Trust providing services which include: (1) auditing the annual financial statements for the Fund; and (2) the review of the annual federal income tax returns filed on behalf of the Fund. BBD, LLP is located at 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and the Independent Trustees.

Custodian
Pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, U.S. Bank N.A. (the “Custodian”), an affiliate of U.S. Bancorp Fund Services, serves as the custodian of the Fund’s assets. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Compliance Services
Vigilant Compliance, LLC (“Vigilant”) provides compliance services to the Fund pursuant to a service agreement between Vigilant and the Trust. Under this service agreement, Vigilant also provides an individual to serve as Chief Compliance Officer to the Trust, subject to the approval and oversight of the Board. The Board has approved Mr. Scarpati as Chief Compliance Officer of the Trust.

Table of Contents - Statement of Additional Information
15

DISTRIBUTION OF SHARES

Quasar Distributors, LLC (the “Distributor”), located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, acts as the Fund’s distributor. Pursuant to an agreement between the Distributor and the Trust (the “Distribution Agreement”), the Distributor serves as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of each Fund’s shares is continuous and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor, Administrator and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of each Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution and Shareholder Servicing (Rule 12b-1) Plan (not currently offered)
The Fund has adopted a distribution and shareholder service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) on behalf of the Retail Shares of the Fund.

Under the Rule 12b-1 Plan, the Retail Shares of the Fund pay a Rule 12b-1 distribution and/or shareholder servicing fee to the Distributor and other authorized recipients (the “Rule 12b-1 Fee”) for distribution and shareholder services on behalf of the Retail Shares of the Fund. The Rule 12b-1 Fee is an annual fee at the rate of 0.25% of the Fund’s average daily net assets attributable to Retail Shares. The Rule 12b-1 Plan provides that the Distributor may use all or any portion of such Rule 12b-1 Fee to finance any activity that is principally intended to result in the sale of the Fund’s Retail Shares, subject to the terms of the Rule 12b-1 Plan, or to provide certain shareholder services to Retail Shares.

The Rule 12b-1 Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Retail Shares of the Fund. Because the Rule 12b-1 Fee is not directly tied to expenses, the amount of Rule 12b-1 Fees paid by the Retail Shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Rule 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan. The Distributor does not retain any Rule 12b-1 Fees for profit. All Rule 12b-1 Fees are held in retention for distribution-related expenses.

The Distributor may use the Rule 12b-1 Fee to pay for services covered by the Rule 12b-1 Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Retail Shares of the Fund, the printing and mailing of prospectuses, statements of additional information and reports to other-than-current Fund shareholders, the printing and mailing of marketing material pertaining to the Fund, and administrative, shareholder services and other support services provided by financial intermediaries.

The Rule 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Rule 12b-1 Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. The Rule 12b-1 Plan also required that the Independent Trustees select and nominate all other trustees who are not “interested persons” of the Fund. The Rule 12b-1 Plan may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s Retail Shares outstanding. All material amendments to the Rule 12b-1 Plan must be approved by a vote of a majority of the Board and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Table of Contents - Statement of Additional Information
16

The Rule 12b-1 Plan requires that the Distributor and/or the Administrator provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the Rule 12b-1 Plan. The Distributor and Administrator are also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued. With the exception of the Advisor in its capacity as investment adviser to the Fund, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement except to the extent Mr. Schoenike may be deemed to have an indirect interest in the Rule 12b-1 Plan by virtue of his position with the Distributor.

The Rule 12b-1 Plan provides for the ability to use Retail Shares’ assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Retail Shares (distribution services) or for the provision of certain shareholder services. The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Retail Shares of the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. Under the Rule 12b-1 Plan, the Fund may, from time to time, make payments that help defray the expenses incurred by financial intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Rule 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Rule 12b-1 Plan to these financial intermediaries for the distribution services they provide to the Fund’s Retail Shares shareholders exceed the Rule 12b-1 Fees available, these payments are made by the Advisor from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with the Fund’s participation in such platforms, all or a portion of the Rule 12b-1 Fee may be used to pay one or more supermarket sponsors a negotiated fee for distributing and servicing the Fund’s Retail Shares. In addition, in its discretion, the Advisor may pay additional fees to intermediaries from its own assets for the distribution and servicing of shares of the Fund.

Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan on behalf of its Institutional Shares and Retail Shares to pay for shareholder support services from the Fund’s assets pursuant to a shareholder servicing agreement in an amount not to exceed 0.10% of average daily net assets of the Fund attributable to Institutional Shares and Retail Shares, respectively. The Shareholder Servicing Plan has not been implemented for the Institutional Shares, and Institutional Shares are not currently subject to any shareholder servicing fees. The Shareholder Servicing Plan will not be implemented for Institutional Shares in the future without prior approval of the Board, and prior written notice to Institutional Shareholders.

Under the plan, the Fund may pay shareholder servicing fees to shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Institutional Shares or Retail Shares shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the class; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested.

Table of Contents - Statement of Additional Information
17

PORTFOLIO MANAGERS

Other Accounts Managed. The following table provides additional information about other accounts managed by the portfolio managers as of August 31, 2018:

Name of Portfolio Manager and Type of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
John F. Meara
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	429	$772	0	$0

Eduardo Vigil
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$140	0	$0
Other Accounts	6	$108	0	$0

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. The Advisor may provide advisory services to other clients which invest in securities of the same type that the Fund invests in. The Advisor is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Advisor attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provides a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. Compensation for a portfolio manager is commensurate with productivity.  In addition to base compensation, the Advisor offers incentive pay in the forms of equity ownership in the firm and bonuses. Portfolio managers are targeted to have 30% to 50% of their total compensation based on incentive pay. In determining incentive compensation, approximately 75% of the investment professional’s performance evaluation is based on objective data, while the remaining 25% is based upon subjective factors.

Ownership of securities in the Fund. As of August 31, 2018 the portfolio managers owned the following shares of the Predecessor Fund:

Portfolio Manager	Dollar Value of Portfolio Shares Beneficially Owned
John F. Meara	None
Eduardo Vigil	$100,001-$500,000

Table of Contents - Statement of Additional Information
18

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Advisor has a fiduciary duty to the Fund to obtain best execution, on an overall basis, for any securities transactions. For each specific transaction, the Advisor uses its best judgment to select the broker-dealer most capable of providing the necessary services to obtain the best available price and the most favorable execution. Best available price and most favorable execution generally describe a policy executing portfolio transactions at prices which provide the most favorable total cost or net proceeds that are reasonably obtainable under the circumstances. In addition to price, the Advisor may consider additional broker-dealer services when selecting a broker-dealer for transactions including among others: trading ability, capital strength, communications, settlement processing, automation, knowledge of other buyers or sellers, administrative ability, underwriting, and provision of information on the particular security or market. The specific criteria used vary depending upon the nature of the transaction, the market, and number of broker-dealers capable of effecting the transaction. In recognition of the value of these factors, transactions will not always be executed at the lowest available commission rate. Negotiated rates will be based upon the Advisor’s judgment of the rates, which generally reflect the execution requirements of the transaction regardless of whether the broker provides research services to the Advisor.

The Advisor may generate “soft dollars” through trading activity and will comply with the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934, as amended. Under “soft dollar” arrangements, one or more of the brokerage firms would provide or pay the costs of certain research services, or other items for the benefit of the Fund. These soft dollar arrangements may benefit the Fund and the Advisor by reducing expenses. Nonetheless, the Advisor believes that soft dollar arrangements generally enhance the Advisor’s ability to obtain research, optimal execution and other benefits on behalf of the Fund.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund has two classes of shares – Institutional Shares and Retail Shares. Retail Shares are not currently offered for sale. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights with respect to election of Trustees, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold annual meetings of shareholders. A meeting of shareholders for the purpose of voting upon the question of removal of any Trustee may be called upon the demand of shareholders owning not less than 10% of the Trust’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Generally, subject to the 1940 Act and the specific provisions of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), when a quorum is present at any meeting, a majority of the shares voted will decide any questions, except only a plurality vote is necessary to elect Trustees.

The Fund may involuntarily redeem a shareholder’s shares: (a) if the shareholder owns shares of the Fund having an aggregate net asset value NAV of less than a minimum value determined from time to time by the Trustees; (b) to the extent that the shareholder owns shares of the Fund equal to or in excess of a maximum percentage of the outstanding shares of the Fund determined from time to time by the Trustees; or (c) to the extent that such shareholder owns shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.

Table of Contents - Statement of Additional Information
19

The Trust may cause, to the extent consistent with applicable law: (a) the Trust or one or more of its series to be merged into or consolidated with another trust, series of another trust or other person; (b) the shares of the Trust or any of its series to be converted into beneficial interests in another trust or series thereof; (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law; or (d) a sale of assets of the Trust or one or more of its funds. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present, provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any of its funds into beneficial interests in such separate business trust or trusts or series thereof.

Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to the Fund or allocable to a particular class) or to carry on any business in which the Trust directly or indirectly has any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or the Fund or a class thereof to recover a judgment in its favor unless (a) shareholders holding at least ten percent (10%) of the outstanding shares of the Trust, the Fund or class, as applicable, join in the bringing of such court action, proceeding or claim; and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act, subject to certain additional requirements.

The Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder will be held to have expressly assented and agreed to the terms of the Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board.

The Declaration of Trust provides that the Trust will indemnify and hold harmless each Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, if, as to liability to the Trust or its investors, it is finally adjudicated that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of Independent Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

Table of Contents - Statement of Additional Information
20

The Declaration of Trust further provides that: (i) the appointment, designation or identification of a Trustee as chairperson of the Board or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the By-Laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof; and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee’s rights or entitlement to indemnification.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call 888-898-5288. You may be charged a $15 annual account maintenance fee for each retirement account, up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Redemption of Shares. Information regarding how to redeem shares of the Fund is discussed in the “Redemption of Shares” section of the Prospectus.

If shares to be redeemed represent a recent investment made by check or electronic funds transfer through the ACH network, the Fund reserves the right not to make the redemption proceeds available until they have reasonable grounds to believe that the purchase amount has been collected (which could take up to 10 days). To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of the redemption will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase by check or electronic funds transfer has not yet cleared, but the delay will be no longer than required to verify that the purchase amount has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder’s cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder’s right to redeem shares and to receive payment therefor may be suspended when: (a) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund’s securities or to determine the value of the Fund’s net assets; or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Table of Contents - Statement of Additional Information
21

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

Pricing of Shares. The price of the Fund’s shares is based on its NAV. USBFS determines the NAV per share of the Fund as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Transfer Agent and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.

The Board has delegated the day-to-day functions of determining the value of securities not otherwise valued by a pricing service to its Valuation Committee.

DISTRIBUTIONS

Distributions, if any, from the Fund’s investment company taxable income and net capital gain (the excess of net long-term capital gain over the short-term capital loss) after deducting any available capital loss carryovers, are declared and paid to shareholders at least annually, as described in the Prospectus.

TAXATION OF THE FUND

General. The following summarizes certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations issued thereunder, as well as court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the taxation of the Fund’s investments or the tax consequences to investors as described in the Prospectus and SAI, and any such changes or decisions may be retroactive.

Table of Contents - Statement of Additional Information
22

The Fund intends to qualify, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, in each taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly-traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer); and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly-traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a regulated investment company. If the Fund was to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund was not to qualify as a regulated investment company, all of its taxable income would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s then-current and accumulated earnings and profits, and certain corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Fund is the successor to the portfolio of the Predecessor Fund, and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the Predecessor Fund. Shareholders should be aware that as the Fund sells portfolio securities that were acquired from the Predecessor Fund, any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the Predecessor Fund.

Under the Foreign Account Tax Compliance Act (“FACTA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income and (b) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement entered into between the United States and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Table of Contents - Statement of Additional Information
23

Capital Loss Carryforwards. Capital loss carryforwards can be carried forward indefinitely and will retain their character as short-term or long-term capital losses.

State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments. The tax principles applicable to transactions in certain financial instruments such as futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, if the Fund invests in any shares of a PFIC, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

The Predecessor Fund’s audited financial statements for the years ended December 31, 2017 and December 31, 2016 are included below in Appendix A, and have been audited by Milhouse & Neal, LLP, the independent auditor for the Predecessor Fund.

Table of Contents - Statement of Additional Information
24

APPENDIX A

ARGENT SMALL CAP CORE FUND, LLC Financial Statements December 31, 2017
Table of Contents - Statement of Additional Information
25

ARGENT SMALL CAP CORE FUND, LLC DECEMBER 31, 2017

Table of Contents - Statement of Additional Information
26

INDEPENDENT AUDITOR’S REPORT

To the Members
Argent Small Cap Core Fund, LLC
St. Louis, Missouri

We have audited the accompanying financial statements of Argent Small Cap Core Fund, LLC (A Missouri Limited Liability Company), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2017, and the related statements of operations and changes in net assets for the year the ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
Table of Contents - Statement of Additional Information

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Argent Small Cap Core Fund, LLC as of December 31, 2017, and the results of its operations and changes in its net assets for the year then ended in accordance with accounting principles generally accepted in the United States of America.

MILHOUSE & NEAL, LLP
Certified Public Accountants

March 5, 2018
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

Assets
Investments in securities, at fair value (cost $95,087,858)	$122,871,011
Cash	3,387,956
Securities sales pending settlement	672,293
Interest receivable	3,437
Dividends receivable	50,570
Total assets	$126,985,267

Liabilities
Securities purchases pending settlement	363,778
Due to manager	311,375
Total Liabilities	675,153

Net Assets	$126,310,114

See notes to financial statements.	Page 3

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

Common stocks – United States – 96%	Shares	Cost	Fair Value

Consumer Discretionary – 13%
Columbia Sportswear Company	8,975	$623,966	$645,123
G-III Apparel Group LTD	53,295	1,552,531	1,966,053
Hooker Furniture Corporation	40,496	1,159,358	1,719,055
Johnson Outdoors Inc.	12,600	337,691	782,334
LGI Homes, Inc.	15,880	519,714	1,191,476
Lindblad Expeditions Holdings, Inc.	85,325	904,794	835,332
Monarch Casino & Resort, Inc.	31,410	758,010	1,407,796
Pinnacle Entertainment, Inc.	65,125	1,067,263	2,131,541
Planet Fitness, Inc.	41,700	1,106,558	1,444,071
TRI Pointe Group, Inc.	35,000	616,932	627,200
Tenneco Automotive Inc.	15,950	979,822	933,713
Visteon Corporation	12,150	1,005,598	1,520,451
Winnebago Industries	16,500	565,682	917,400
		11,197,919	16,121,545

Consumer Staples – 3%
Primo Water Corp.	90,975	1,131,477	1,143,556
Turning Point Brands, Inc.	92,070	1,474,018	1,945,439
		2,605,495	5,066,498

Energy – 4%
Abraxas Petroleum Corp.	863,410	1,328,697	2,123,989
Earthstone Energy, Inc.	79,065	1,104,598	840,461
Evolution Petroleum Corporation	138,525	1,151,583	948,896
ProPetro Holding Corp.	57,200	923,706	1,153,152
		2,605,495	3,088,995

Financials – 24%
B. Riley Financial, Inc.,	65,468	1,175,046	1,184,791
BGC Partners, Inc.	58,725	603,659	887,335
Blackhawk Network Holdings, Inc.	35,225	1,509,593	1,255,771
Chemical Financial Corporation	22,340	819,084	1,194,520
Cousins Properties, Inc.	174,325	1,684,358	1,612,506
F.N.B. Corporation	116,745	1,235,527	1,613,416
Federal Agricultural Mortgage Corp.	25,401	1,084,354	1,987,374
First Internet Bancorp, Inc.	69,150	1,824,911	2,638,072
Midland States Bancorp, Inc.	24,775	833,770	804,692
OneMain Holdings, Inc.	30,855	855,236	801,921

See notes to financial statements.	Page 4
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Common stocks – United States – 96% (cont.)	Shares	Cost	Fair Value

Financials – 24% (cont.)
Pacific Premier Bancorp, Inc.	66,125	1,535,845	2,645,000
STAG Industrial, Inc.	31,925	890,330	872,510
South State Corporation	13,600	725,850	1,185,240
Sterling Bancorp	94,600	1,186,120	2,327,160
Summit Financial Group, Inc.	43,234	1,135,354	1,137,919
Waddell & Reed Financial, Inc.	73,625	1,483,034	1,644,782
Walker & Dunlop, Inc.	49,475	1,196,555	2,350,063
Wintrust Financial Corporation	43,173	1,856,426	3,556,160
		21,635,052	29,699,412

Healthcare – 13%
Amphastar Pharmaceuticals, Inc.	128,700	2,315,914	2,476,188
Cross Country Healthcare, Inc.	109,639	1,557,935	1,398,994
Cutera, Inc.	31,000	1,113,326	1,405,850
Globus Medical, Inc.	42,275	1,334,289	1,737,502
Lannet Company, Inc.	46,145	1,156,425	1,070,564
Merit Medical Systems, Inc.	53,225	1,215,609	2,299,320
Premier, Inc.	32,200	1,117,099	939,918
Sucampo Pharmaceuticals, Inc.	95,880	1,132,446	1,721,046
Sucampo Pharmaceuticals, Inc.	39,125	972,748	1,559,131
iCAD, Inc.	406,350	1,865,839	1,397,844
		13,781,630	16,006,357

Information Technology – 14%
Asure Software, Inc.	118,435	1,464,802	1,672,302
Carbonite, Inc.	150,750	2,745,457	3,783,825
CommerceHub, Inc.	55,200	1,237,415	1,213,848
FormFactor, Inc.	70,825	972,875	1,108,411
Fortinet, Inc.	64,574	2,286,967	2,821,238
II-VI Incorporated	45,350	1,623,945	2,129,183
Lumentum Holdings Inc.	52,220	2,338,673	2,553,558
SolarEdge Technologies, Inc.	43,990	1,047,085	1,651,825
Upland Software, Inc.	28,525	636,669	617,852
		14,353,888	17,552,042

Materials – 9%
Boise Cascade Corp.	47,955	1,451,648	1,913,405
Ferro Corporation	83,555	1,316,133	1,971,062
Hyster-Yale Materials	25,565	1,797,743	2,177,115
Summit Materials, Inc.	64,671	1,385,198	2,033,256
UFP Technologies, Inc.	32,930	955,126	915,454
US Concrete, Inc.	30,700	2,216,479	2,568,055
		9,122,327	11,578,347

See notes to financial statements.	Page 5

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Common stocks – United States – 96% (cont.)	Shares	Cost	Fair Value

Producer Durables – 12%
Daeske, Inc.	90,900	1,113,793	1,298,961
Granite Construction Inc.	35,625	1,615,310	2,259,694
Marten Transport, Ltd.	31,350	634,775	636,405
Mastec, Inc.	61,550	1,988,902	3,012,873
Quanta Services, Inc.	66,200	2,296,193	2,589,082
REV Group, Inc.	60,600	1,695,707	1,971,318
Sterling Construction Company, Inc.	173,405	1,207,073	2,823,033
		10,551,753	14,591,366

Utilities – 4%
Chesapeake Utilities Corp.	15,477	986,256	1,215,718
Spire Inc.	16,325	957,149	1,226,824
Vonage Holdings Corporation	184,700	1,151,639	1,878,399
		3,095,044	4,320,941

Total United States		90,851,692	118,025,503

Common stocks – Bermuda – 2%

Producer Durables – 2%
Triton International Limited of Bermuda	50,430	1,427,132	1,888,604

Common Stocks – Cayman Islands – 1%

Information Technology – 1%
Ichor Holdings, Ltd.	68,390	1,581,281	1,682,394

Common Stocks – Curacao – 1%

Healthcare – 1%
Orthofix International NV	23,300	1,227,753	1,274,510

		$95,087,858	$122,871,011

See notes to financial statements.	Page 6
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Investment Income
Dividends	$803,493
Interest	26,826
Total Investment Income	830,319

Investment Expenses
Advisory fees	1,186,254
Custodian fees	26,898
Professional fees	24,200
Trustee fees	266
Total Investment Expenses	1,237,618
Custodian fees paid by manager	(26,898)
Professional fees paid by manager	(24,200)
Net Investment Expenses	1,186,520

Net Investment Loss		(356,201)

Realized and Unrealized Gain on Investments
Net realized gain on investments	18,363,010
Net unrealized gain on investments	491,557
Net Realized and Unrealized Gain on Investments		18,854,567

Net Increase in Net Assets From Operations		$18,498,366

See notes to financial statements.	Page 7

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

Increase in Net Assets From Operations
Net investment loss	$ (356,201)
Net realized gain on investments	18,363,010
Net unrealized gain on investments	491,557
Net Increase in Net Assets from Operations	18,498,366

Capital Contributions – Members	1,650,200
Capital Withdrawals – Members	(4,385,558)
Total Increase in Net Assets	15,763,008

Net Assets, Beginning of Year	110,547,106

Net Assets, End of Year	$ 126,310,114

See notes to financial statements.	Page 8

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

A summary of the operations and significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

Nature of Operations

Argent Small Cap Core Fund, LLC (the “Company”) is a Missouri Limited Liability Company organized on June 16, 2008.  The Company commenced operations on July 25, 2008 when its initial members invested in the Company.  Argent Capital Management, LLC formed the Company and serves as its manager and investment adviser.  The Company is in the business of actively managing an investment portfolio consisting mainly of equity securities of small capitalization companies.  The Company’s investment objective is to provide long-term capital appreciation.  The term of the Company continues indefinitely.

Each member’s liability is limited to the amount reflected in their respective member capital account. No member is personally liable for the obligations of the Company.

Basis of Accounting

The accompanying financial statements have been prepared using accounting principles generally accepted in the United States of America based on accounting methods used by investment companies.  The Company is classified as an investment company as defined in the Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements.  The Company follows the guidance outlined in FASB accounting Standards Codification Topic 946, Financial Services – Investment Companies in its financial statements and accompanying notes.

Investments

Investments in securities traded on a national securities exchange are stated at the last reported sales price on the date of valuation.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company is a Limited Liability Company and has elected to be taxed as a partnership.  Under Section 701 of the Internal Revenue Code and income tax regulations of the State of Missouri, a Limited Liability Company electing to be taxed as a partnership is not subject to income taxes.  The members report their distributive share of the Company’s profits and losses on their respective income tax returns.

Income Recognition

Security transactions are recorded on the trade date.  For security sales, shares are sold on a first-in, first-out basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Membership Units

The Company has two categories of membership units – Class A and Class B.  The Class B units control the management of the Company.  The Class A units have no management rights and only certain limited voting rights.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 2 – MEMBER TRANSACTIONS

As of January 1, 2017, there were 537,689.07 Class A and 50 Class B membership units outstanding.  Total member capital contributed during 2017 was $1,650,200.  A total of 7,519.64 Class A membership units were issued for these capital contributions.  Total member capital withdrawn during 2017 was $4,385,558 representing 19,734.96 Class A membership units.  During 2017, membership units were issued and redeemed based on the net asset valuation at the transaction date.  At December 31, 2017, a total of 525,473.75 Class A and 50 Class B units were outstanding.

NOTE 3 – ADVISORY FEES AND OTHER TRANSACTIONS WITH MANAGER

Argent Capital Management, LLC (Argent) formed the Company and serves as its manager and investment adviser.  Certain employees of Argent own 9,227.96 Class A units in the Company.  Argent owns 50 Class B units in the Company.  Certain officers of the Company also serve as officers of Argent.

The Company pays fees for investment management and advisory services set forth in the Investment Advisory Agreement.  These fees are one percent per annum of the net asset value of the Company.  The advisory fees are accrued bi-monthly based upon the net asset value at each accrual date and are paid quarterly in arrears.  Advisory fees for the year ended December 31, 2017 were $1,186,254.

The manager has agreed to pay operating expenses of the Company other than advisory fees, interest, taxes, brokerage commissions, and extraordinary expenses so that total annual operating expenses do not exceed one percent of the Company’s average net asset value.  During 2017, the manager paid for custodian fees and professional fees.  These expenses totaled $26,898 and $24,200, respectively, for the year ended December 31, 2017.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 4 – DUE TO MANAGER

The amount due to the manager, Argent Capital Management, LLC, represents advisory fees due under the terms of the Investment Advisory Agreement.  The balance due to the manager at December 31, 2017 was $311,375.

NOTE 5 – NET ASSETS

At December 31, 2017, net assets of the Company are allocated between the classes of units in the following amounts:

Class A Units	$126,298,096
Class B Units	12,018
$126,310,114

NOTE 6 – FAIR VALUE MEASUREMENTS

Investments in Securities

The Company’s investments in securities are measured at fair value on a recurring basis.  Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are measured using valuation techniques consistent with the market approach, income approach, and/or cost approach utilizing inputs (assumptions) that market participants would use in pricing an asset or liability.

The inputs used in fair value measurements are prioritized into three broad levels.  The highest priority is given to unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access (Level 1).  The next highest priority is given to inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly (Level 2).  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.  The lowest priority is given to unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available (Level 3).  These unobservable inputs represent the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and are based on the best information available.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 6 – FAIR VALUE MEASUREMENTS (CONTINUED)

Investments in Securities (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s equity securities (common and preferred stock) traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2.  Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 6 – FAIR VALUE MEASUREMENTS (CONTINUED)

Investments in Securities (Continued)

At December 31, 2017, the fair value of the Company’s investment in securities was measured as follows:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities
Equity Securities
Consumer Discretionary	$16,121,545	$ -	$ -	$16,121,545
Consumer Staples	3,088,995	-	-	3,088,995
Energy	5,066,498	-	-	5,066,498
Financials	29,699,412	-	-	29,699,412
Healthcare	17,280,867	-	-	17,280,867
Information Technology	19,234,436	-	-	19,234,436
Materials	11,578,347	-	-	11,578,347
Producer Durables	16,479,970	-	-	16,479,970
Utilities	4,320,941	-	-	4,320,941
	$122,871,011	$ -	$ -	$122,871,011

For 2017, the valuation technique used to measure fair value was the market approach utilizing quoted prices from active stock market exchanges.  There were no changes in the valuation technique used during 2017.  There were no transfers of investments between Levels 1, 2, or 3 for the year ended December 31, 2017.

Other Assets and Liabilities

The carrying value of other financial instruments, including cash, interest receivable, dividends receivable, securities sales and purchases pending settlement, and due to manager, approximates fair value due to the short-term maturities of these balances.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 6 – CREDIT RISK

The Company has a custodial account with a national firm headquartered in New York, New York.  This firm holds the Company’s cash and securities investments.

The Company is subject to credit risk to the extent that this firm may be unable to deliver cash balances or securities, or clear security transactions on the Company’s behalf.  Although the manager monitors the firm and believes they are appropriate, there is no guarantee that they, or any other custodian that the Company may use from time to time, will not become insolvent.

There is no certainty that, in the event of a failure of a broker-dealer that has custody of Company assets, the Company would not incur losses due to its assets being unavailable for a period of time, ultimately less than full recovery of its assets, or both.

NOTE 8 – ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

The standards on accounting for uncertainty in income taxes clarify the accounting and recognition for income tax positions taken or expected to be taken in the Company’s income tax returns.  In evaluating the Company’s tax provisions and accrual, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered.  The Company believes their estimates are appropriate based on facts and circumstances.  The Company’s income tax filings are subject to audit by various taxing authorities; however, there are currently no audits for any tax periods in progress.  The Company’s policy is to classify income tax related interest and penalties in investment expenses.

NOTE 9 – FINANCIAL HIGHLIGHTS

The financial highlights provided on the following page are intended to facilitate the understanding of the Company’s performance for the year ended December 31, 2017.  Total return is calculated as the change in net asset value per unit for the year.  The investment expenses and net investment income ratios are computed based upon the weighted average net assets for the year ended December 31, 2017.  Individual member ratios may vary from these ratios.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 9 – FINANCIAL HIGHLIGHTS (CONTINUED)

Per unit operating performance

Net Asset Value, Beginning of year	$205.58

Income from Investment Operations
Net investment loss	(0.67)
Net realized and unrealized gain on investment transactions	35.44
Total from Investment Operations	34.77

Net Asset Value, End of year	$240.35

Total Return	16.91%

Ratio to Average Net Assets
Total investment expenses (Including expenses paid by manager)	1.05%
Net investment expenses (Excluding expenses paid by manager)	1.00%
Net investment loss	(0.30)%

NOTE 10 – SUBSEQUENT EVENTS

During the period from January 1, 2018 through March 5, 2018, the Company received $700,146 in additional member capital contributions.  Members have withdrawn $930,715 during the same period.

No other events have occurred subsequent to the statement of assets and liabilities date through March 5, 2018, the date of the audit report, which would require adjustment to or an additional disclosure in the financial statements.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC Financial Statements December 31, 2016
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC DECEMBER 31, 2016

Table of Contents - Statement of Additional Information

INDEPE NDENT AUDITOR’S REPORT

To the Members
Argent Small Cap Core Fund, LLC
St. Louis, Missouri

We have audited the accompanying financial statements of Argent Small Cap Core Fund, LLC (A Missouri Limited Liability Company), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in net assets for the year the ended, and the related notes to the financial statements.

Management ’ s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor ’ s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
Table of Contents - Statement of Additional Information

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Argent Small Cap Core Fund, LLC as of December 31, 2016, and the results of its operations and changes in its net assets for the year then ended in accordance with accounting principles generally accepted in the United States of America.

MILHOUSE & NEAL, LLP
Certified Public Accountants

March 7, 2017
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

Assets
Investments in securities, at fair value (cost $80,421,909)	$107,713,505
Cash	3,012,591
Interest receivable	837
Dividends receivable	122,388
Total Assets	110,849,321

Liabilities
Securities purchases pending settlement	43,885
Due to manager	258,330
Total Liabilities	302,215

Net Assets	$110,547,106

See notes to financial statements.	Page 3

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Common stocks – United States – 95%	Shares	Cost	Fair Value

Consumer Discretionary – 15%
Fox Factor Holding Corp.	81,200	$1,436,032	$2,253,300
Hooker Furniture Corporation	59,736	1,517,177	2,266,981
Johnson Outdoors Inc.	26,575	697,663	1,054,762
LGI Homes, Inc.	48,950	1,522,421	1,406,334
Marcus Corporation	89,175	1,604,012	2,809,013
Monarch Casino & Resort, Inc.	59,587	1,376,196	1,536,153
Pinnacle Entertainment, Inc.	99,325	1,145,352	1,440,213
Sequential Brands Group, Inc.	156,550	1,249,370	732,654
Visteon Corporation	17,000	1,253,043	1,365,780
Winnebago Industries	35,525	997,674	1,124,366
		12,798,940	15,989,556

Consumer Staples – 1%
Orchids Paper Products Company	26,315	731,426	688,927
Village Super Market – Class A	28,250	730,297	872,925
		1,461,723	1,561,852

Energy – 2%
Abraxas Petroleum Corp.	895,875	1,563,117	2,302,399
Evolution Petroleum Corporation	40,325	321,599	403,250
		1,884,716	2,705,649

Financials – 22%
BGC Partners, Inc.	97,750	860,561	999,982
Chemical Financial Corporation	16,065	504,985	870,241
Cousins Properties, Inc.	123,750	1,219,932	1,053,112
Federal Agricultural Mortgage Corp.	26,775	942,367	1,533,404
First Internet Bancorp, Inc.	66,680	1,767,398	2,133,760
Franklin Financial Network Inc.	14,335	489,889	599,920
INTL FCStone Inc.	30,000	931,249	1,188,000
New Residential Investment Group Corp.	86,650	1,163,682	1,362,138
Pacific Premier Bancorp, Inc.	65,375	1,402,284	2,311,006
Radian Group, Inc.	33,425	483,123	600,982
Solar Capital Ltd.	62,658	1,094,657	1,304,540
South State Corporation	10,175	417,820	889,295
Sterling Bancorp	101,101	1,195,028	2,365,763
Walker & Dunlop Inc.	57,775	1,384,923	1,802,580
Wintrust Financial Corporation	43,198	1,773,380	3,134,879

See notes to financial statements.	Page 4
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

Common stocks – United States – 95% (cont.)	Shares	Cost	Fair Value

Financials – 22% (cont.)
Yadkin Financial Corp.	66,700	1,305,524	2,285,142
		16,936,802	24,434,744

Healthcare – 10%
BioTelementry, Inc.	95,307	1,193,182	2,130,111
Cynosure, Inc.	41,125	1,223,001	1,875,300
Merit Medical Systems, Inc.	89,925	1,912,759	2,383,013
Supernus Pharmaceuticals, Inc.	44,675	913,940	1,128,044
Vascular Solutions, Inc.	40,218	1,413,906	2,256,230
iCAD, Inc.	316,443	1,446,655	1,023,693
		8,103,443	10,796,391

Industrials – 3%
Granite Construction, Inc.	25,650	1,047,818	1,410,750
Sterling Construction Company, Inc.	163,130	734,305	1,380,080
		1,782,123	2,790,830

Information Technology – 22%
BroadSoft, Inc.	44,800	1,636,027	1,848,000
Carbonite, Inc.	69,335	1,122,023	1,137,094
Cirrus Logic, Inc.	34,025	1,161,101	1,923,773
EMCORE Corporation	95,600	636,304	831,720
Fortinet, Inc.	48,499	1,466,633	1,460,790
Inphi Corporation	70,525	1,823,606	3,146,825
Itron, Inc.	30,750	1,099,680	1,932,637
Lumentum Holdings Inc.	78,525	1,817,613	3,034,991
MACOM Technology Solutions Holdings, Inc.	51,675	1,714,486	2,391,519
MaxLinear, Inc.	114,250	1,636,770	2,490,650
Mitek Systems, Inc.	72,225	480,030	444,184
NeoPhotonics Corporation	131,150	1,708,609	1,417,732
Universal Electronics Inc.	17,255	944,542	1,113,810
		17,247,424	23,173,725

Materials – 9%
Insteel Industries, Inc.	26,425	723,622	941,787
Patrick Industries, Inc.	30,565	1,571,575	2,332,110
Ply Gem Holdings, Inc.	71,900	1,054,777	1,168,375
Summit Materials, Inc.	84,293	1,750,221	2,005,328
Trecora Resources	104,650	1,388,020	1,449,403

See notes to financial statements.	Page 5
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

Common stocks – United States – 95% (cont.)	Shares	Cost	Fair Value

Materials – 9% (Cont.)
Universal Forest Products, Inc.	18,650	1,451,606	1,905,657
		7,939,821	9,802,660

Producer Durables – 8%
AZZ Incorporated	29,625	1,439,681	1,893,037
Astec Industries, Inc.	34,225	1,360,361	2,308,818
Echo Global Logistics, Inc.	52,125	1,349,962	1,305,731
Mastec, Inc.	78,350	1,755,075	2,996,888
		5,905,079	8,504,474

Utilities – 3%
Chesapeake Utilities Corp.	12,177	648,526	815,250
Spire Inc.	10,725	576,062	692,299
Vonage Holdings Corporation	247,525	1,305,145	1,695,546
		2,529,733	3,203,095

Total United States		76,589,804	102,962,976

Common Stocks – Cayman Islands – 3%

Financials – 1%
Atlas Financial Holdings Inc.	69,748	943,272	1,258,951

Information Technology – 2%
Fabrinet	46,100	1,384,259	1,857,830

Total Cayman Islands		2,327,531	3,116,781

Common Stocks – Israel – 2%

Information Technology – 2%
Nova Measuring Instruments Ltd.	124,145	1,504,574	1,633,748

		$ 80,421,909	$ 107,713,505

See notes to financial statements.	Page 6
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Investment Income
Dividends	$ 1,131,563
Interest	10,300
Total Investment Income	1,141,863

Investment Expenses
Advisory fees	949,672
Custodian fees	206,453
Professional fees	21,000
Trustee fees	159
Total Investment Expenses	1,177,284
Custodian fees paid by manager	(206,453)
Professional fees paid by manager	(21,000)
Net Investment Expenses	949,831

Net Investment Income		192,032

Realized and Unrealized Gain on Investments
Net realized gain on investments	4,360,593
Net unrealized gain on investments	17,182,120
Net Realized and Unrealized Gain on Investments		21,542,713

Net Increase in Net Assets From Operations		$ 21,734,745

See notes to financial statements.	Page 7
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

Increase in Net Assets From Operations
Net investment income	$ 192,032
Net realized gain on investments	4,360,593
Net unrealized gain on investments	17,182,120
Net Increase in Net Assets from Operations	21,734,745

Capital Contributions – Members	1,850,021
Capital Withdrawals – Members	(5,182,254)
Total Increase in Net Assets	18,402,512

Net Assets, Beginning of Year	92,144,594

Net Assets, End of Year	$ 110,547,106

See notes to financial statements.	Page 8
Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

A summary of the operations and significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

Nature of Operations

Argent Small Cap Core Fund, LLC (the “Company”) is a Missouri Limited Liability Company organized on June 16, 2008. The Company commenced operations on July 25, 2008 when its initial members invested in the Company. Argent Capital Management, LLC formed the Company and serves as its manager and investment adviser. The Company is in the business of actively managing an investment portfolio consisting mainly of equity securities of small capitalization companies. The Company’s investment objective is to provide long-term capital appreciation. The term of the Company continues indefinitely.

Each member’s liability is limited to the amount reflected in their respective member capital account. No member is personally liable for the obligations of the Company.

Basis of Accounting

The accompanying financial statements have been prepared using accounting principles generally accepted in the United States of America based on accounting methods used by investment companies. The Company is classified as an investment company as defined in the Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The Company follows the guidance outlined in FASB accounting Standards Codification Topic 946, Financial Services – Investment Companies in its financial statements and accompanying notes.

Investments

Investments in securities traded on a national securities exchange are stated at the last reported sales price on the date of valuation.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company is a Limited Liability Company and has elected to be taxed as a partnership. Under Section 701 of the Internal Revenue Code and income tax regulations of the State of Missouri, a Limited Liability Company electing to be taxed as a partnership is not subject to income taxes. The members report their distributive share of the Company’s profits and losses on their respective income tax returns.

Income Recognition

Security transactions are recorded on the trade date. For security sales, shares are sold on a first-in, first-out basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Membership Units

The Company has two categories of membership units – Class A and Class B. The Class B units control the management of the Company. The Class A units have no management rights and only certain limited voting rights.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 2 – MEMBER TRANSACTIONS

As of January 1, 2016, there were 558,262.66 Class A and 50 Class B membership units outstanding. Total member capital contributed during 2016 was $1,850,021. A total of 49,212.57 Class A membership units were issued for these capital contributions. Total member capital withdrawn during 2016 was $5,182,254 representing 69,786.16 Class A membership units. During 2016, membership units were issued and redeemed based on the net asset valuation at the transaction date. At December 31, 2016, a total of 537,689.07 Class A and 50 Class B units were outstanding.

NOTE 3 – ADVISORY FEES AND OTHER TRANSACTIONS WITH MANAGER

Argent Capital Management, LLC (Argent) formed the Company and serves as its manager and investment adviser. Certain employees of Argent own 9,227.96 Class A units in the Company. Argent owns 50 Class B units in the Company. Certain officers of the Company also serve as officers of Argent.

The Company pays fees for investment management and advisory services set forth in the Investment Advisory Agreement. These fees are one percent per annum of the net asset value of the Company. The advisory fees are accrued bi-monthly based upon the net asset value at each accrual date and are paid quarterly in arrears. Advisory fees for the year ended December 31, 2016 were $949,672.

The manager has agreed to pay operating expenses of the Company other than advisory fees, interest, taxes, brokerage commissions, and extraordinary expenses so that total annual operating expenses do not exceed one percent of the Company’s average net asset value. During 2016, the manager paid for custodian fees and professional fees. These expenses totaled $206,453 and $21,000, respectively, for the year ended December 31, 2016.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 4 – DUE TO MANAGER

The amount due to the manager, Argent Capital Management, LLC, represents advisory fees due under the terms of the Investment Advisory Agreement. The balance due to the manager at December 31, 2016 was $258,330.

NOTE 5 – NET ASSETS

At December 31, 2016, net assets of the Company are allocated between the classes of units in the following amounts:

Class A Units	$110,536,827
Class B Units	10,279
$110,547,106

NOTE 6 – FAIR VALUE MEASUREMENTS

Investments in Securities

The Company’s investments in securities are measured at fair value on a recurring basis. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are measured using valuation techniques consistent with the market approach, income approach, and/or cost approach utilizing inputs (assumptions) that market participants would use in pricing an asset or liability.

The inputs used in fair value measurements are prioritized into three broad levels. The highest priority is given to unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access (Level 1). The next highest priority is given to inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly (Level 2). These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data. The lowest priority is given to unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available (Level 3). These unobservable inputs represent the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and are based on the best information available.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 6 – FAIR VALUE MEASUREMENTS (CONTINUED)

Investments in Securities (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s equity securities (common and preferred stock) traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 6 – FAIR VALUE MEASUREMENTS (CONTINUED)

Investments in Securities (Continued)

At December 31, 2016, the fair value of the Company’s investment in securities was measured as follows:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities
Equity Securities
Consumer Discretionary	$15,989,556	$ -	$ -	$15,989,556
Consumer Staples	1,561,852	-	-	1,561,852
Energy	2,705,649	-	-	2,705,649
Financials	25,693,695	-	-	25,693,695
Healthcare	10,796,391	-	-	10,796,391
Industrials	2,790,830			2,790,830
Information Technology	26,665,303	-	-	26,665,303
Materials	9,802,660	-	-	9,802,660
Producer Durables	8,504,474	-	-	8,504,474
Utilities	3,203,095	-	-	3,203,095
	$107,713,505	$ -	$ -	$107,713,505

For 2016, the valuation technique used to measure fair value was the market approach utilizing quoted prices from active stock market exchanges. There were no changes in the valuation technique used during 2016. There were no transfers of investments between Levels 1, 2, or 3 for the year ended December 31, 2016.

Other Assets and Liabilities

The carrying value of other financial instruments, including cash, interest receivable, dividends receivable, securities sales and purchases pending settlement, and due to manager, approximates fair value due to the short-term maturities of these balances.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 6 – CREDIT RISK

The Company has a custodial account with a national firm headquartered in New York, New York. This firm holds the Company’s cash and securities investments.

The Company is subject to credit risk to the extent that this firm may be unable to deliver cash balances or securities, or clear security transactions on the Company’s behalf. Although the manager monitors the firm and believes they are appropriate, there is no guarantee that they, or any other custodian that the Company may use from time to time, will not become insolvent.

There is no certainty that, in the event of a failure of a broker-dealer that has custody of Company assets, the Company would not incur losses due to its assets being unavailable for a period of time, ultimately less than full recovery of its assets, or both.

NOTE 8 – ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

The standards on accounting for uncertainty in income taxes clarify the accounting and recognition for income tax positions taken or expected to be taken in the Company’s income tax returns. In evaluating the Company’s tax provisions and accrual, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on facts and circumstances. The Company’s income tax filings are subject to audit by various taxing authorities; however, there are currently no audits for any tax periods in progress. The Company’s policy is to classify income tax related interest and penalties in investment expenses.

NOTE 9 – FINANCIAL HIGHLIGHTS

The financial highlights provided on the following page are intended to facilitate the understanding of the Company’s performance for the year ended December 31, 2016. Total return is calculated as the change in net asset value per unit for the year. The investment expenses and net investment income ratios are computed based upon the weighted average net assets for the year ended December 31, 2016. Individual member ratios may vary from these ratios.

Table of Contents - Statement of Additional Information

ARGENT SMALL CAP CORE FUND, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 9 – FINANCIAL HIGHLIGHTS (CONTINUED)

Per unit operating performance

Net Asset Value, Beginning of year	$165.04

Income from Investment Operations
Net investment income	0.36
Net realized and unrealized gain on investment transactions	40.18
Total from Investment Operations	40.54

Net Asset Value, End of year	$205.58

Total Return	24.56%

Ratio to Average Net Assets
Total investment expenses (Including expenses paid by manager)	1.25%
Net investment expenses (Excluding expenses paid by manager)	1.00%
Net investment income	0.20%

NOTE 10 – SUBSEQUENT EVENTS

During the period from January 1, 2017 through March 7, 2017, members have withdrawn $750,000.

No other events have occurred subsequent to the statement of assets and liabilities date through March 7, 2017, the date of the audit report, which would require adjustment to or an additional disclosure in the financial statements.

Table of Contents - Statement of Additional Information

APPENDIX B – VOTING POLICIES
Policies and Procedures #6.03.14

Proxy Voting (Last Reviewed March 2018)

Background and Purpose: Argent Capital Management, LLC (“Argent”), as a registered investment advisor and a fiduciary with a duty to vote proxies in an informed and responsible manner, for the best interests of our clients when so instructed by our clients.

The Proxy Voting Policy is intended to provide Argent employees with principles to guide their voting of proxies in an informed and responsible manner in the best interests of our clients by using a defined process for evaluating proxy issues. Argent has retained Institutional Shareholder Services, Inc. (“ISS”) to provide proxy-related services to Argent which include research, analysis and voting recommendations on selected companies as well as reporting assistance. Argent generally intends to follow the recommendations of ISS in a manner consistent with our Proxy Voting Policy.

The guidelines in the Proxy Voting Policy address a broad range of topics, including, but not limited to, those related to corporate governance, changes to corporate structure, the board of directors, and compensation. The individual responsible for managing your account will make proxy voting decisions on your behalf. This individual shall make a reasonable effort to monitor corporate actions and obtain sufficient information to make an informed voting decision in your best long-term interests. While we believe that this process will result in most voting decisions being made in accordance with the Policy, each vote will be determined based upon a number of relevant factors. As a result, votes occasionally may deviate from the guidelines set forth in the Proxy Voting Policy. Argent’s Investment Committee will make the voting decision in the case where an individual responsible for making proxy voting decisions on your behalf proposes to make a voting decision that constitutes a deviation from the Policy, or when the decision involves a conflict of interest.

A.	Auditor Ratification. We typically vote FOR proposals to ratify auditors, unless:

1)	An auditor has a financial interest in or is associated with the company, and is therefore not independent; or
2)	There is reason to believe that the auditor has rendered an opinion that is inaccurate or misleading as to the company’s financial position.
3)	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
4)	Fees for non-audit services (“Other” fees) are excessive.

B.	Board Accountability.

1)	1. We typically vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered (case-by-case), for the following:
a)
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

b)
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

i.	A classified board structure;
ii.	A supermajority vote requirement;
iii.	Majority vote standard for directly elections with no carve out for contested elections;
iv.	The inability for shareholders to call special meetings;
v.	The inability for shareholders to act by written consent;
vi.	A dual-class structure; and/or
vii.	A non-shareholder approved poison pill.
c)	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

Argent Capital Management, LLC
Proxy Voting Policy
Table of Contents - Statement of Additional Information

d)
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

e)	The board makes a material adverse change to an existing poison pill without shareholder approval. Vote CASE-BY-CASE on all nominees if:
f)	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
i.
The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

ii.	The issuer’s rationale;
iii.	The issuer’s governance structure and practices; and
iv.	The issuer’s track record of accountability to shareholders.
2)	Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
a)	non-audit fees paid to the auditor are excessive;
b)	The company receives an adverse opinion on the company’s financial statements from its auditor;
c)
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

3)	Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
a)
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

4)	Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
a)	There is a negative correlation between chief executive pay and company performance;
b)	The company maintains significant problematic pay practices;
c)	The board exhibits a significant level of poor communication and responsiveness to shareholders;
d)	The company fails to submit one-time transfers of stock options to a shareholder vote;
e)	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
5)	Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
a)	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
b)	Failure to replace management as appropriate; or
c)
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

C.	Board Responsiveness.

1)	Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
a)	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or
b)	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.
c)	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
d)
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

D.	General Board Issues.

1)	Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors when:
a)	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

Argent Capital Management, LLC
Proxy Voting Policy
Table of Contents - Statement of Additional Information

b)	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
c)	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee;
d)	The full board is less than majority independent.
2)	The Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
a)
The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

3)	Generally vote AGAINST or WITHHOLD from individual directors who:
a)	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
b)	Medical issues/illness;
c)	Family emergencies; and
d)	If the director’s total service was three meetings or fewer and the director missed only one meeting.
4)	Generally vote AGAINST or WITHHOLD from individual directors who:
a)	Sit on more than six public company boards; or
b)	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
5)	Generally voting for director nominees in contested elections will be voted on a CASE-BY-CASE basis considering the following factors:
a)	Long-term financial performance of the target company relative to its industry;
b)	Management’s track record;
c)	Background to the proxy contest;
d)	Qualifications of director nominees (both slates);
e)	Strategic plan of dissident slate and quality of critique against management;
f)	Likelihood that the proposed goals and objectives can be achieved (both slates);
g)	Stock ownership positions.

E.	Independent Chair (Separate Chair / CEO)

1)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company maintains a counterbalancing governance structure while taking into consideration the following:

a)	The company’s current board leadership structure;
b)	The company’s governance structure and practices;
c)	Company performance; and
d)	Key committees (audit, compensation and nominating) are comprised of independent directors; and
e)	Any other relevant factors that may be applicable.

F.	Size, Term, and Indemnification / Liability of Board

1)	Generally vote FOR proposals that seek to fix the size of the Board.
2)	Generally vote AGAINST proposals that give management the ability to alter the size of the Board without shareholder approval.
3)	Generally we vote AGAINST shareholder proposals to limit the tenure of outside directors.
4)	Generally vote AGAINST proposals to eliminate cumulative voting and FOR proposals to permit cumulative voting.
5)	Generally vote AGAINST proposals that limit or entirely eliminate director and officer liability for breaches of the fiduciary duties of loyalty or care.

G.	Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

1)
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

a)	There is a misalignment between CEO pay and company performance (pay for performance);

Argent Capital Management, LLC
Proxy Voting Policy
Table of Contents - Statement of Additional Information

b)	The company maintains problematic pay practices;
c)	The board exhibits poor communication and responsiveness to shareholders;
2)	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

H.	Shareholder Ability to Act by Written Consent

1)	Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.
2)	Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
a)	Shareholders’ current right to act by written consent;
b)	The consent threshold;
c)	The inclusion of exclusionary or prohibitive language;
d)	Investor ownership structure; and
e)	Shareholder support of, and management’s response to, previous shareholder proposals.
3)	Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
a)	An unfettered right for shareholders to call special meetings at a 10 percent threshold;
b)	A majority vote standard in uncontested director elections;
c)	No non-shareholder-approved pill; and
d)	An annually elected board.

I.	Shareholder Ability to Call Special Meetings

1)	Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
2)	Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
a)	Shareholders’ current right to call special meetings;
b)	Minimum ownership threshold necessary to call special meetings (10% preferred);
c)	The inclusion of exclusionary or prohibitive language;
d)	Investor ownership structure; and
e)	Shareholder support of, and management’s response to, previous shareholder proposals.

J.	Compensation Issues

1)
Vote FOR proposals to implement and ESOP, or to increase authorized shares for existing ESOP’s unless the number of shares allocated to the ESOP is excessive (i.e. generally greater than five percent of outstanding shares.)

2)
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

3)
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

a)	while employed and/or for two years following the termination of their employment; or
b)	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.
4)
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

5)
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Argent Capital Management, LLC
Proxy Voting Policy
Table of Contents - Statement of Additional Information

K.	Social / Environmental Issues

1)	Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:
a)	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
b)	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
2)	Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:
a)	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
b)	The company’s established process for addressing gender and racial minority board representation;
c)	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
3)
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

4)	Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
a)	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
b)	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
5)
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

6)	Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
a)	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
b)	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
c)	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.
7)
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

8)	CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
a)	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
b)	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities, and
c)	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
d)	Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
9)	Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
a)	The degree to which existing relevant policies and practices are disclosed;
b)	Whether or not existing relevant policies are consistent with internationally recognized standards;
c)	Whether company facilities and those of its suppliers are monitored and how;
d)	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
e)	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
f)	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
g)	The scope of the request; and
h)	Deviation from industry sector peer company standards and practices.

Argent Capital Management, LLC
Proxy Voting Policy
Table of Contents - Statement of Additional Information

10)	Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
a)
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

b)	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

L.	Environmental Issues

1)	Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
a)
The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

b)	The company’s level of disclosure is comparable to that of industry peers; and
c)	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.
2)	Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
a)	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
b)	Whether company disclosure lags behind industry peers;
c)	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
d)	The feasibility of reduction of GHGs given the company’s product line and current technology; and
e)	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
3)
Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

a)	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
b)	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
c)	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
d)	The company’s current level of disclosure regarding its environmental and social performance.

M.	Common Stock Authorization

1)
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

2)	Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
3)
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

4)	Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
a)	The company’s use of authorized shares during the last three years;
b)	Disclosure in the proxy statement of the specific purposes of the proposed increase;
c)	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
d)
The dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Argent Capital Management, LLC
Proxy Voting Policy
Table of Contents - Statement of Additional Information

N.	Preferred Stock Authorization

1)
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

2)
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

3)
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

a)	The company’s use of authorized preferred shares during the last three years;
b)	Disclosure in the proxy statement of the specific purposes of the proposed increase;
c)
The dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

d)	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

O.	Mergers and Acquisitions

1)	Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
a)
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

b)	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
c)
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

d)
Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

e)
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

f)
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

2)	Vote CASE-BY-CASE on spin-offs proposed by management. We may evaluate any of the following: tax and regulatory advantages; planned use of sale proceeds; market focus; and managerial incentives.
3)
Vote CASE-BY-CASE on asset sales proposed by management. We may evaluate any of the following: impact on the balance sheet/working capital; value received for the asset; and potential elimination of diseconomies.

4)
Vote CASE-BY-CASE on liquidations proposed by management. We may evaluate any of the following: management’s efforts to pursue other alternatives; the appraised value of assets; and the compensation plan for executive managing the liquidation.

P.	Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

1)	Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, with evaluation on any problematic pay practices related to severance packages.
2)	Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
a)	The total cost of the company’s equity plans is unreasonable;

Argent Capital Management, LLC
Proxy Voting Policy
Table of Contents - Statement of Additional Information

b)	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
c)
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

d)
The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

e)
Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

f)	The plan is a vehicle for problematic pay practices.

Q.	NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS AND POISON PILLS

1)
Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

2)
Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

a)	The ownership threshold
b)	The value of the NOLs;
c)	Shareholder protection;
d)
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

e)	Any other factors that may be applicable.
3)	Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
a)	No lower than a 20% trigger, flip-in or flip-over;
b)	A term of no more than three years;
c)	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
d)
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

e)	Consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
4)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

5)
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

a)	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
b)	The value of the NOLs;
c)	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
d)
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

e)	Any other factors that may be applicable.

Argent Capital Management, LLC
Proxy Voting Policy

Table of Contents - Statement of Additional Information

MANAGER DIRECTED PORTFOLIOS
PART C

ARGENT SMALL CAP FUND

OTHER INFORMATION

Item 28.     Exhibits.

(a)			Declaration of Trust.
	(1)	(i)	Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A as filed on May 1, 2006.
(ii)
Certificate of Amendment to Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

(2)
Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 7, 2017.

(b)
Amended and Restated By-laws are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N‑1A, as filed with the SEC on July 7, 2017.

(c)			Instruments Defining Rights of Security Holders are incorporated herein by reference to the Amended and Restated Declaration of Trust and the Amended and Restated By-laws.
(d)	(1)		Investment Advisory Agreement – Filed Herewith.
(e)			Underwriting Agreement – Filed Herewith.
(f)			None
(g)	(1)		Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.
	(2)		Amendment to Custody Agreement – Filed Herewith.
(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

		(ii)	Amendment to the Fund Administration Servicing Agreement — Filed Herewith.
	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

		(ii)	Amendment to the Transfer Agent Servicing Agreement — Filed Herewith.
	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

		(ii)	Amendment to Fund Accounting Servicing Agreement– Filed Herewith.
	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A with the SEC on October 3, 2016, and is incorporated by reference.
	(5)		Operating Expense Limitation Agreement – Filed Herewith.
(i)			Opinion and Consent of Counsel – Filed Herewith.

(j)		Consent of Independent Registered Public Accounting Firm – Filed Herewith.
(k)		Not Applicable.
(l)		Share Purchase Agreement is incorporated herein by reference to Exhibit (l) of the Registrant’s Registration Statement on Form N-1A as filed on October 26, 2007.
(m)	(1)	Rule 12b-1 Plan – Filed Herewith.
	(2)	Shareholder Servicing Plan- Filed Herewith.
(n)		Multiple Class Plan Pursuant to Rule 18f-3 – Filed Herewith.
(p)	(1)
Code of Ethics for the Registrant was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

	(2)	Code of Ethics for the Advisor – Filed Herewith.
(3)
Code of Ethics for Principal Underwriter was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

Item 29.     Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.     Indemnification

Article 9 of the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations.  The Declaration of Trust is incorporated by reference.

The Trust’s trustees and officers are insured under a policy of insurance maintained by the Trust against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are a party by reason of having been such trustees or officers.

The Trust and Roxbury Capital Management, LLC (“Roxbury”), the previous investment adviser to another series of the Trust, entered into supplemental liability insurance and indemnification agreements with two former trustees of the Trust’s Board of Trustees (the “Board”) pursuant to which, among other provisions, the Trust and Roxbury agreed that (a) all rights of indemnification existing in favor of the trustees of the Board under the Trust’s Amended and Restated Agreement and Declaration of Trust in effect as of December 10, 2014 shall survive as contractual obligations of Roxbury and the Trust and (b) the Trust shall maintain the levels of trustee liability insurance with the same or better terms and conditions as the insurance policies in force as of December 10, 2014.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.     Business and Other Connections of Investment Adviser

Argent Capital Management LLC (the “Advisor”) will serve as the investment adviser to the Argent Small Cap Fund (the “Fund”). The principal business address of the Advisor is 100 South Brentwood Boulevard, Suite 110, Clayton, Missouri 63105.
2

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), and dated March 29, 2018.  The Form ADV for the Advisor may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov

Item 32.     Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LKCM Funds
Aegis Funds	LoCorr Investment Trust
Allied Asset Advisors Funds	Lord Asset Management Trust
Alpha Architect ETF Trust	MainGate Trust
Alpine Equity Trust	Managed Portfolio Series
Alpine Income Trust	Manager Directed Portfolios
Alpine Series Trust	Matrix Advisors Fund Trust
Amplify ETF Trust	Matrix Advisors Value Fund, Inc.
Angel Oak Funds Trust	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Equity Income Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Brookfield Investment Funds	Oaktree Funds
Brown Advisory Funds	Permanent Portfolio Family of Funds
Buffalo Funds	Perritt Funds, Inc.
CG Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
ETF Series Solutions	Prospector Funds, Inc.
Evermore Funds Trust	Provident Mutual Funds, Inc.
First American Funds, Inc.	Rainier Investment Management Mutual Funds
FundX Investment Trust	RBB Fund, Inc.
Glenmede Fund, Inc.	RBC Funds Trust
Glenmede Portfolios	Series Portfolio Trust
GoodHaven Funds Trust	Sims Total Return Fund, Inc.
Greenspring Fund, Inc.	Stone Ridge Trust
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TrimTabs ETF Trust
Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds

3

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	Chairman and Trustee
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None

(1)     This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2)     This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3)     This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.     Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Advisor	Argent Capital Management LLC 100 South Brentwood Boulevard, Suite 110 Clayton, Missouri 63105
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Item 34.     Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.     Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.
4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 54 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on September 26, 2018.

MANAGER DIRECTED PORTFOLIOS

By: /s/ Douglas J. Neilson
Douglas J. Neilson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 54 to its Registration Statement has been signed below on September 26, 2018 by the following persons in the capacities indicated.

Signature	Title
/s/ James R. Schoenike* James R. Schoenike	Trustee and Chairman
/s/ Gaylord B. Lyman* Gaylord B. Lyman	Trustee
/s/ Scott Craven Jones* Scott Craven Jones	Trustee
/s/ Lawrence T. Greenberg* Lawrence T. Greenberg	Independent Trustee
/s/ Douglas J. Neilson Douglas J. Neilson	President (Principal Executive Officer)
/s/ Matthew J. McVoy Matthew J. McVoy	Treasurer (Principal Financial Officer)
* By:       /s/ Douglas J. Neilson
Douglas J. Neilson
* Attorney-in-Fact pursuant to Power of Attorney
previously filed with Registrant’s Post-Effective
Amendment No. 23 to its Registration Statement
on Form N-1A with the SEC on October 3, 2016,
and is incorporated by reference.

5

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX.99.d.1
Underwriting Agreement	EX.99.e
Amendment to Custody Agreement	EX.99.g.2
Amendment to the Fund Administration Servicing Agreement	EX.99.h.1.ii
Amendment to the Transfer Agent Servicing Agreement	EX.99.h.2.ii
Amendment to Fund Accounting Servicing Agreement	EX.99.h.3.ii
Operating Expense Limitation Agreement	EX.99.h.5
Opinion and Consent of Counsel	EX.99.i
Consent of Independent Registered Public Accounting Firm	EX.99.j
Rule 12b-1 Plan	EX.99.m.1
Shareholder Servicing Plan	EX.99.m.2
Multiple Class Plan Pursuant to Rule 18f-3	EX.99.n
Code of Ethics for the Advisor	EX.99.p.2